UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2020

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Spectrum Center Drive, 21st Floor Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SHO	New York Stock Exchange
Series E Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 20, 2020, Sunstone Hotel Investors, Inc. (the “Company”) and its operating partnership, Sunstone Hotel Partnership, LLC, entered into amendments (collectively, the “Amendments”) to equity distribution agreements (collectively, the “Original Agreements”) with each of BofA Securities, Inc., J.P.  Morgan Securities LLC and Wells Fargo Securities, LLC (together, the “Sales Agents”). The Original Agreements provided that the Company may sell the Company’s shares of common stock, par value $0.01 per share, having an aggregate offering price of up to $300,000,000 (the “Shares”), from time to time through any of the Sales Agents, acting as sales agent and/or principal. Under the Original Agreements, the Company has offered and sold Shares having an aggregate gross sales price of $124,532,115 through the date hereof. The Amendments, among other things, amend the Original Agreements to contemplate the sale of the remaining Shares pursuant to the Company’s new Registration Statement on Form S-3 (File No. 333-236538) and the related prospectus, dated February 20, 2020. The Company also filed a prospectus supplement, dated February 20, 2020, to the prospectus with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

The foregoing description of the Amendments is not complete and is qualified in its entirety by reference to the entire Amendments, copies of which are attached hereto as Exhibits 1.1, 1.2 and 1.3 and incorporated herein by reference.

In connection with the filing of the Amendments, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its counsel, Venable LLP.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information.

These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, supply and demand in the hotel industry and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item	9.01 Financial Statements and Exhibits

(d)	Exhibits

(d) The following exhibits are furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amendment to Equity Distribution Agreement between the Company and BofA Securities, Inc., dated as of February 20, 2020.

1.2	Amendment to Equity Distribution Agreement between the Company and J.P. Morgan Securities LLC dated as of February 20, 2020.

1.3	Amendment to Equity Distribution Agreement between the Company and Wells Fargo Securities, LLC dated as of February 20, 2020.

5.1	Opinion of Venable LLP, dated February 20, 2020.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: February 20, 2020	By:	/s/ Bryan A. Giglia
Bryan A. Giglia Principal Financial Officer and Duly Authorized Officer